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                                                                   EXHIBIT 10.11

                                 AMENDMENT NO. 1
                                       TO
                             NOTE PURCHASE AGREEMENT


               AMENDMENT NO. 1, dated as of May __, 1997 (this "Amendment"), to the Note Purchase Agreement, dated as of March 3, 1997 (the "Agreement"), between MAI Systems Corporation, a Delaware corporation ("MAI" or the "Company"), and The Value Realization Fund, L.P., Canyon Value Realization Fund (Cayman), Ltd., GRS Partners II and CPI Securities L.P. (each an "Investor").

                                    RECITALS

               WHEREAS, the parties previously entered into the Agreement which provided for the issuance by MAI and purchase by the Investors of MAI's 11% Subordinated Notes due 2004 (the "Notes");

               WHEREAS, the Investors have entered into an Intercreditor and Subordination Agreement with Congress Financial Corporation (Western) ("Congress"), dated as of May __, 1997 (the "Intercreditor Agreement"), which provides, among other things, for certain provisions respecting subordination as between Congress and the Investors, and MAI has signed an acknowledgment thereof; and

               WHEREAS, MAI and the Investors wish to amend the Agreement in certain respects so as to conform and coordinate its provisions more closely with those of the Intercreditor Agreement;



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               NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               SECTION 1. The definitions included in Section 1.1 of the Agreement shall be supplemented by adding the following definitions:

               "Congress" means Congress Financial Corporation (Western).

               "Notice Giver" has the meaning set forth in the following definition of Payment Stoppage Notice.

               "Payment Stoppage Notice" means a notice that an event of default has occurred under any Senior Debt (other than a default in the payment of the principal of (or premium, if any) or interest on such Senior Debt) permitting the holder or holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, which notice is given to the Company and the Holders of the Notes by Congress or by any other holder of the Senior Debt to which such default applies (or by a trustee on behalf of the holders thereof) (the "Notice Giver") and which states that such notice is a Payment Stoppage Notice delivered pursuant to Article V of this Agreement. However, until such time as the Intercreditor Agreement has been terminated, only Congress shall be entitled to give a Payment Stoppage Notice and to be a Notice Giver hereunder.

               The "Payment Stoppage Period" with respect to any Payment Stoppage Notice means the period commencing upon the receipt by the Company and the Holders


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of the Notes of such Payment Stoppage Notice and ending on the date which is 179 days after the date of such receipt.

               SECTION 2. Section 5.3 of the Agreement shall be amended and restated to read in its entirety as follows:

                      5.3 No Payment when Senior Debt in Default. In the event that any default in the payment of principal of (or premium, if any) or interest on any Senior Debt beyond any applicable grace period with respect thereto shall have occurred and be continuing, then no Note Payment shall be made, unless and until such event of default shall have been cured or waived or shall have ceased to exist. Additionally, in the event that any other event of default (i.e., other than a default in the payment of principal of (or premium, if any) or interest on any Senior
        Debt) with respect to any Senior Debt shall have occurred and be continuing permitting the holder or holders or trustee of such Senior Debt to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, and any Notice Giver has given a Payment Stoppage Notice with respect to such Senior Debt, then no Note Payment shall be made, unless and until the earliest to occur of (i) the expiration of the related Payment Stoppage Period,
        (ii) the Company and the Holders of the Notes receive written notice from the Notice Giver


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        terminating such Payment Stoppage Period, or (iii) such event of default shall have been cured or waived or shall have ceased to exist.

                   Notwithstanding anything herein to the contrary, in no event will a Payment Stoppage Period extend beyond 179 days after the date any Note Payment was due and not paid as a consequence of such Payment Stoppage Period, and only one such Payment Stoppage Period may be commenced within any period of 365 consecutive days. For purposes of this Section 5.3, no default which existed or was continuing with respect to the Senior Debt to which the Payment Stoppage Period relates on the date such Payment Stoppage Period commenced shall be or be made the basis for the commencement of any subsequent Payment Stoppage Period by any holder of such Senior Debt unless such default is cured or waived for a period of not less than 90 consecutive days.

                      In the event that, notwithstanding the foregoing, the Company shall make any Note Payment to any Holder of the Notes prohibited by the foregoing provisions of this Section, then and in such event, such Note Payment shall be paid over and delivered forthwith to the Company.

                      The provisions of this Section 5.3 shall not apply to any Note Payment with respect to which Section 5.2 would be applicable.


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               SECTION 3. This Amendment is made by the parties as of the date first above written, but shall become effective only upon the acknowledgment hereof by Congress in the form attached.

               SECTION 4. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended above, all of the terms of the Agreement remain unchanged and in full force and effect.

               SECTION 5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

               SECTION 6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.



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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the day and year first above written.

                             MAI SYSTEMS CORPORATION


                             By:
                                -------------------------------------------
                                Name:
                                Title:


                             THE VALUE REALIZATION FUND, L.P., a
                             California limited partnership

                             By:     Canpartners Investments III, L.P., a
                                     California limited partnership, its general
                                     partner

                             By:     Canyon Capital Management, L.P., a
                                     California limited partnership, its general
                                     partner

                             By: Canpartners Incorporated, a California corporation, its general partner


                             By:
                                -------------------------------------------
                                Name:
                                Title:

                             CANYON VALUE REALIZATION FUND
                             (CAYMAN), LTD.

                             By:     MeesPierson (Cayman) Limited, its
                                     Administrator


                             By:
                                -------------------------------------------
                                Name:
                                Title:


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                               GRS PARTNERS II

                               By: Grosvenor Capital Management L.P., its Administrator

                               By: Grosvenor Capital Management, Inc., its general partner


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               CPI SECURITIES L.P.,
                               a California limited partnership

                               By: Canpartners Incorporated, a California corporation, its general partner


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



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                                ACKNOWLEDGMENT BY
                    CONGRESS FINANCIAL CORPORATION (WESTERN)

               The undersigned hereby approves of, and agrees and consents to, the foregoing Amendment, dated as of May ___, 1997, to the Note Purchase Agreement, dated as of March 3, 1997.

                                    CONGRESS FINANCIAL CORPORATION
                                    (WESTERN)


                                    By:
                                       ----------------------------------------

                                       Title:
                                              ---------------------------------









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